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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                    MARCH 17, 1997



                                 DECHTAR DIRECT INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


CALIFORNIA                        0-28818             94-3100168
(STATE OR OTHER                   (COMMISSION         (IRS EMPLOYER
JURISDICTION OF                   FILE NUMBER)        IDENTIFICATION NO.)
INCORPORATION)


                   245 11TH STREET, SAN FRANCISCO, CALIFORNIA 94103
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE):  415/863-3005


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Item 8.  CHANGE IN FISCAL YEAR.

         On March 17, 1997, the Board of Directors of DechTar Direct Inc. (the "Company") changed the Company's fiscal year from the year ending the fourth Wednesday of December to the year ending December 31. The transition period resulting from this change will be included in the Company's Form 10-QSB for the quarter ending March 31, 1997.



                                      SIGNATURE
                                      ---------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DECHTAR DIRECT INC.
                             (Registrant)



                        By:      / S /  THOMAS L. LACKMAN
                               -----------------------------

                        Name:  Thomas L. Lackman
                        Title: President
                        Date:  March 26, 1997


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